EXHIBIT 10.1



June 11, 2008


Board of Directors
Gallery of History, Inc.
3601 West Sahara Avenue
Las Vegas, Nevada  89102-5822



Gentlemen:

        Reference is hereby made to that certain note issued by the Gallery of History, Inc. (the "Company") to Todd M. Axelrod in the current outstanding principal amount of $1,000,000. For good and valuable consideration, the receipt and sufficiency of which the undersigned hereby acknowledges, the undersigned hereby agrees to the conversion of the principal amount of such note (exclusive of any accrued interest) into an aggregate 800,000 shares of the Company's Common Stock at a conversion price of $1.25 per share (representing a premium to the book value and market value of the Company's Common Stock, as of the date immediately preceding this agreement).

	The undersigned hereby represents and warrants that the undersigned is the holder of such note, that such note is not subject to any encumbrance or lien of any kind whatsoever, that the undersigned is acquiring the shares for his own account and not for the account of any third person, and the undersigned is acquiring the shares upon the conversion of the principal amount of the note for investment purposes only and without the intent toward
the further sale or distribution thereof.   The undersigned further represents
and warrants that the shares to be issued to the undersigned will be deemed "restricted securities" and will bear an appropriate restrictive legend.

	The undersigned, as an affiliate of the Company for more than 20 years, further acknowledges that there are significant risks with respect to an investment in the Company and with respect to this transaction, and that this transaction and the issuance of the shares to the undersigned will not constitute any change in control with respect to the Company. The undersigned represents that he is an accredited investor, as defined under the Securities Act of 1933, as amended, and that he has the authority and capacity to enter into this agreement.



                				Very truly yours,
						/s/ Todd Axelrod
                                                ----------------
						Todd M. Axelrod